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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of report : August 19, 2004
               (Date of earliest event reported): August 17, 2004

                         GulfTerra Energy Partners, L.P.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      1-11680                  76-0396023
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)          Identification No.)

                                4 Greenway Plaza
                              Houston, Texas 77046
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (832) 676-4853

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

We have approximately $922 million in aggregate principal amount of senior and senior subordinated notes outstanding, which were issued under various indentures to which we are party. In connection with our pending merger with Enterprise Products Partners L.P., or Enterprise, which we anticipate will occur during the third quarter of 2004, a subsidiary of Enterprise offered to purchase all of our outstanding senior and senior subordinated notes, contingent on the satisfaction of certain conditions, including the closing of our merger. In connection with the tender offers, the Enterprise subsidiary solicited consents to proposed amendments to our indentures that would eliminate certain covenants and events of default. Holders who tendered notes in response to the offer are deemed to have consented to the amendments.

By 5:00 p.m. on August 13, 2004, over 98% of each series of our outstanding senior and senior subordinated notes had been tendered and, thus, consented to those amendments.

On August 17, 2004, we entered into supplemental indentures that contain those amendments with JPMorgan Chase Bank, in its capacity as trustee under each of our indentures, and Wells Fargo Bank, National Association, in its capacity as trustee under our senior notes indenture. These amendments will not be operative until after the satisfaction of certain additional conditions included in the closing of our merger.

This Current Report on Form 8-K is being filed for the purpose of filing each of those supplemental indentures.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.

      Each exhibit identified below is filed as part of this report. Exhibits included in this filing are designated by an asterisk.

Exhibit No.    Description
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
4.E            Indenture dated as of May 17, 2001 among GulfTerra Energy
               Partners, L.P., GulfTerra Energy Finance Corporation, the
               Subsidiary Guarantors named therein and the Chase Manhattan Bank, as Trustee (Exhibit 4.1 to our Registration Statement on Form S-4
               filed June 25, 2001, Registration Nos. 333-63800 through
               333-63800-20); First Supplemental Indenture dated as of April 18,
               2002 (Exhibit 4.E.1 to our 2002 First Quarter Form 10-Q), Second
               Supplemental Indenture dated as of April 18, 2002 (Exhibit 4.E.2 to our 2002 First Quarter Form 10-Q); Third Supplemental
               Indenture dated as of October 10, 2002 (Exhibit 4.E.3 to our 2002
               Third Quarter Form 10-Q); Fourth Supplemental Indenture dated as of November 27, 2002 (Exhibit 4.E.1 to our Current Report on Form
               8-K dated March 19, 2003); Fifth Supplemental Indenture dated as of January 1, 2003 (Exhibit 4.E.2 to our Current Report on Form
               8-K dated March 19, 2003); Sixth Supplemental Indenture dated as of June 20, 2003 (Exhibit 4.E.1 to our 2003 Second Quarter Form
               10-Q).
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
4.E.1*         Seventh Supplemental Indenture dated as of August 17, 2004.

4.I            Indenture dated as of November 27, 2002 by and among GulfTerra
               Energy Partners, L.P., GulfTerra Energy Finance Corporation, the
               Subsidiary Guarantors named therein and JPMorgan Chase Bank, as
               Trustee (Exhibit 4.I to our Current Report on Form 8-K dated
               December 11, 2002); First Supplemental Indenture dated as of
               January 1, 2003 (Exhibit 4.I.1 to our Current Report on Form 8-K dated March 19, 2003); Second Supplemental Indenture dated as of
               June 20, 2003 (Exhibit 4.I.1 to our 2003 Second Quarter Form
               10-Q).

4.I.1*         Third Supplemental Indenture dated as of August 17, 2004.

4.K            Indenture dated as of March 24, 2003 by and among GulfTerra
               Energy Partners, L.P., GulfTerra Energy Finance Corporation, the
               Subsidiary Guarantors named therein and JPMorgan Chase Bank, as
               Trustee dated as of March 24, 2003 (Exhibit 4.K to our Quarterly
               Report on Form 10-Q dated May 15, 2003); First Supplemental
               Indenture dated as of June 30, 2003 (Exhibit 4.K.1 to our 2003
               Second Quarter Form 10-Q).

4.K.1*         Second Supplemental Indenture dated as of August 17, 2004.

4.L            Indenture dated as of July 3, 2003, by and among GulfTerra Energy
               Partners, L.P., GulfTerra Energy Finance Corporation, the
               Subsidiary Guarantors named therein and Wells Fargo Bank,
               National Association, as Trustee (Exhibit 4.L to our 2003 Second
               Quarter Form 10-Q).

4.L.1*         First Supplemental Indenture dated as of August 17, 2004.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GULFTERRA ENERGY PARTNERS, L.P.

      Date: August 19, 2004           By: /s/ William G. Manias
                                          ---------------------------------
                                              William G. Manias
                                              Vice President and Chief Financial
                                              Officer

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                                  EXHIBIT INDEX

      Each exhibit identified below is filed as part of this report. Exhibits included in this filing are designated by an asterisk.

Exhibit No.    Description
-----------    -----------------------------------------------------------------
4.E            Indenture dated as of May 17, 2001 among GulfTerra Energy
               Partners, L.P., GulfTerra Energy Finance Corporation, the
               Subsidiary Guarantors named therein and the Chase Manhattan Bank, as Trustee (Exhibit 4.1 to our Registration Statement on Form S-4
               filed June 25, 2001, Registration Nos. 333-63800 through
               333-63800-20); First Supplemental Indenture dated as of April 18,
               2002 (Exhibit 4.E.1 to our 2002 First Quarter Form 10-Q), Second
               Supplemental Indenture dated as of April 18, 2002 (Exhibit 4.E.2 to our 2002 First Quarter Form 10-Q); Third Supplemental
               Indenture dated as of October 10, 2002 (Exhibit 4.E.3 to our 2002
               Third Quarter Form 10-Q); Fourth Supplemental Indenture dated as of November 27, 2002 (Exhibit 4.E.1 to our Current Report on Form
               8-K dated March 19, 2003); Fifth Supplemental Indenture dated as of January 1, 2003 (Exhibit 4.E.2 to our Current Report on Form
               8-K dated March 19, 2003); Sixth Supplemental Indenture dated as of June 20, 2003 (Exhibit 4.E.1 to our 2003 Second Quarter Form
               10-Q).

4.E.1*         Seventh Supplemental Indenture dated as of August 17, 2004.

4.I            Indenture dated as of November 27, 2002 by and among GulfTerra
               Energy Partners, L.P., GulfTerra Energy Finance Corporation, the
               Subsidiary Guarantors named therein and JPMorgan Chase Bank, as
               Trustee (Exhibit 4.I to our Current Report on Form 8-K dated
               December 11, 2002); First Supplemental Indenture dated as of
               January 1, 2003 (Exhibit 4.I.1 to our Current Report on Form 8-K dated March 19, 2003); Second Supplemental Indenture dated as of
               June 20, 2003 (Exhibit 4.I.1 to our 2003 Second Quarter Form
               10-Q).

4.I.1*         Third Supplemental Indenture dated as of August 17, 2004.

4.K            Indenture dated as of March 24, 2003 by and among GulfTerra
               Energy Partners, L.P., GulfTerra Energy Finance Corporation, the
               Subsidiary Guarantors named therein and JPMorgan Chase Bank, as
               Trustee dated as of March 24, 2003 (Exhibit 4.K to our Quarterly
               Report on Form

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
               10-Q dated May 15, 2003); First Supplemental Indenture dated as of June 30, 2003 (Exhibit 4.K.1 to our 2003 Second Quarter Form
               10-Q).

4.K.1*         Second Supplemental Indenture dated as of August 17, 2004.

4.L            Indenture dated as of July 3, 2003, by and among GulfTerra Energy
               Partners, L.P., GulfTerra Energy Finance Corporation, the
               Subsidiary Guarantors named therein and Wells Fargo Bank,
               National Association, as Trustee (Exhibit 4.L to our 2003 Second
               Quarter Form 10-Q).

4.L.1*         First Supplemental Indenture dated as of August 17, 2004